VICOR TECHNOLOGIES, INC.

Trading Symbol: VCRT

A Medical Diagnostic Company

Dedicated to the Commercialization

Of Break-Through

Risk Stratification Technology

Safe Harbor Statement

This presentation contains forward-looking statements. Forward-looking statements are often signaled by forms of words such as should, could, will, might, plan, projection, forecast, expect, guidance, potential and developing.
Actual results could vary materially from those expected due to a variety of risk factors, including whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund operations and the VITAL trial, the uncertainty of successful completion of any such clinical trial, the fact that the Company has not succeeded in commercializing any products and other factors identified in our Annual report on Form 10-K for the fiscal year ended december 31, 2007 and subsequent filings with the Securities and Exchange Commision.  The Company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

OVERVIEW

Problem = Sudden Cardiac Death/Cardiac Arrest (SCD)

Solution = Implant Cardioverter/Defibrillator in at Risk

          Population

Opportunity = Risk Stratification of at Risk Population (PD2i)

Sudden Cardiac Death
 (Greater Than 500,000 U.S. Deaths Annually)

Sudden Cardiac Death (SCD) is not a Heart Attack

A Heart Attack is an “Internal Plumbing Problem”

SCD is caused by breakdown of the heart-brain axis

SCD is swift and unexpected

95% of victims of SCD die outside of hospital

SCD often occurs in asymptomatic individuals

At-Risk Patient Population for
Cardioverter/Defibrillator (ICD)
Implantation

  Huge at-risk Patient Population in need of ICD’s under current implantation guidelines.

Post Myocardial Infarction  = 7,900,000 (MADIT-II Trial) – Ischemic cardiomyopathy i.e.

prior myocardial infarction, and left ventricular dysfunction with ejection fraction [EF] </= 30%.

Congestive Heart Failure  = 5,200,000 (SCD-HeFT Trial) – Nonischemic dilated cardiomyopathy (> 9-month history) in NYHA class II-III with EF </= 35%.

Other = 2,000,000 -  Class IV heart failure who meet criteria for cardiac  resynchronization therapy.

  Fatal Ventricular Tachyarrhythmia

Treatment = Implantable Cardioverter/Defibrillator (ICD)

Expensive  ~ $75,000 per patient (over entire lifespan)

Total health care cost = $900 Billion (assumption: 12M implants)

Inappropriate/Over Implantation of
ICD’s

  76% of ICDs implanted never fired appropriately (SCD-HeFT)1,2

  Current risk-stratification criteria leads to over/under implantation.

  Tremendous need for accurate risk stratification methods.

  Currently 20 ICD’s must implanted to save one life.

1.  Moss AJ, Zareba W, Hall WJ, et al. Prophylactic implantation of a defibrillator in patients with myocardial infarction and reduced ejection fraction. N Engl J Med 2002;346:877-83.

2.  Bardy GH, Lee KL, Mark DB, et al. Amiodarone or a Implantable Cardioverter-Defibrillator for

     Congestive Heart Failure. N Engl J Med 2005;352:225-37.

POSITIVE REGULATORY CLIMATE

National  Coverage Determination Document (NCD)

(CMS-CAG-00175R3) March 2006.

Use of risk stratification diagnostic testing for SCD:

Testing is reasonable & necessary for Medicare patients,

Risk stratification testing might eventually be mandated.

The Solution for Risk-Stratification
The PD2i Cardiac Analyzer

Breakthrough patented technology:

Allow physicians to risk stratify patients for SCD.

Test results will be used as a risk stratifier:

  Positive patients will be referred for ICD’s.

  Negative patients managed on medical therapy.

PROFIT MODEL

Low barrier to profitability:

  Software product

  Razor/Razorblade Business Model

  Development costs already incurred

Not driven by large reimbursement

Pricing flexibility

Revenue split would be 50/50

High margin profitability

PD2i – Large Potential Market
Opportunity

5 Million

Heart Failure

1-2 Million

Other

12 Million High Risk Patients

24 Million Tests Annually

$2.4 Billion Market for PD2i

At 10% Penetration:

1.2 M Patients x $100/test x 2x/year X 50% split

= $120MM Revenues

8 Million

Post MI

What Can the PD2i Cardiac
Analyzer Do?

Both these patients meet current ICD implantation guidelines.

  How does a physician risk stratify these patients?

Which one will receive a costly ICD?

BN 032

BN 160

The PD2i Cardiac Analyzer Can Accurately Risk Stratify Patients!

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

PD2i Risk Stratification

Analysis of a 20 minute sample of ECG data using the PD2i Cardiac
Analyzer would have predicted which patient required an ICD and which did not.  PD2i can save lives and health care costs.

Confirmatory Clinical Studies Data

1.

  Skinner, Pratt, Vybiral (1993)  American Heart Journal, 125:731-743.

     37 Total Enrolled, 7 Rejections, 30 Completed Study.

2.   Prospective Human Clinical Study (Emergency Room, 5 Tertiary Care Hospitals,

      Philadelphia, Newark, Camden, Detroit, Allentown).

      918 Total Enrolled, 173 Rejections, 745 Completed Study.

3.  MIT-BI PhysioBank Study.

      44 Total, 11 Rejections, 33 Analyzed.

14

Specificity = 83%

Sensitivity = 100%

True Negative (19)

False Negative (0)

False Positive (4)

True Positive (7)

Specificity = 86%

Sensitivity = 96%

True Negative (617)

False Negative (1)

False Positive (104)

True Positive (23)

Specificity = 81%

Sensitivity = 100%

True Negative (13)

False Negative (0)

False Positive (3)

True Positive (17)

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Total VITAL Trial COST Approximately $4,500,000

Principal Investigator – Matthew Reynolds, M.D., M.Sc.

Harvard Clinical Research Institute (HCRI)

Boston VA Medical Center

Contract Research Organizations:

HCRI (Harvard University Affiliate)

Target Health Inc., NYC

700-900 patients (MADIT-II/SCD-HeFT patient cohort).

125 Events (VTE’s)

30 Total Sites Including:

Beth Israel Deaconess Medical Center – Boston, MA

Massachusetts General Hospital – Boston, MA

VA Hospital – Boston, MA

UCLA Medical Center – Los Angeles, CA

Washington University School of Medicine – St. Louis, MO

PIVOTAL U.S. CLINICAL TRIAL
“VITAL”

Patient enrollment at 100

Ramp-up of sites and patient enrollment late 2008

510(k) submission to FDA 2010

Interim analysis to be performed with

possible early 510(k) submission

COLLABORATION
United States Army

  Collaborative Research and Development Agreement

U.S. Army Institute of Surgical Research (USAISR)

Project: “Capture and Analysis of Prehospital Trauma Vital
Signs for Enhanced Remote Triage and Prediction of Life
Saving Interventions.”

  Predict Injury Severity and Outcome in the Critically Ill

Using the PD2i Algorithm

  USAISR exploring ways to assess:

Severity of injury,

Probability of survival of critically injured combat casualties and critically ill civilian patients.

USAISR STUDY #1
“USE OF HEART-RATE COMPLEXITY TO DETERMINE THE NEED FOR LIFE
  SAVING INTERVENTIONS IN COMBAT CASUALTIES”

18

  Abnormal HRC values exhibited in all patients.

  Those requiring LSI’s had Min PD2i values < 1.

  Findings suggest utility of PD2i  for diagnosis of the need for LSI’s.

1

78

119

--

1.143

1.43

3.32

1.28

2

131

130

Intubation, chest tube

0.689

1.36

1.67

0.91

3

77

138

--

0.825

1.49

2.13

1.31

4

101

135

--

1.052

1.43

3.45

1.28

5

98

107

--

1.35

1.42

2.49

1.21

6

104

129

--

0.971

1.53

3.05

1.3

7

92

130

--

0.523

1.5

2.1

1.29

8

98

145

Cricothyroidotomy

0.981

1.64

1.2

0.87

9

136

124

Code Red

1.113

0.46

0.89

0.52

10

63

88

Code Red

0.692

1.44

3.01

0.66

11

85

119

--

1.467

1.03

1.92

1.04

Case

Normal

DFA

Mean PD2i

Min PD2i

--

--

--

>1.2

1

>4

>3

Pulse

SBP

LSI

SampEn

USAISR STUDY #2
“HRC: A New Vital Sign for the Diagnosis of Trauma and Hemorrhage”

   PD2i may be useful for the diagnosis of TR/HS.

   The USAISR is applying PD2i to casualty assessment.

   Use in US trauma systems and on the battlefield.

0

0.2

0.4

0.6

0.8

1

1.2

1.4

1.6

BL

TR

HS

P1

P2

P4

P5

Timepoint

Pink = Con

Blue = TR/HS

Time   P-Value

BL        0.3294

TR        0.0349

HS        0.0004

PR1      0.0003

PR2      0.0557

PR4      0.2891

PR5      0.5312

                Title: Variability Predictions      Date: Saturday, June 28

14:45-14:55  Exploration of Heart-Rate Complexity to Determine the Need for Lifesaving
Interventions in Combat Casualties.  A. Batchinsky, J. Salinas, J. Skinner, D. Weiss, C.
Wade, J. Holcomb, L. Cancio

INTELLECTUAL PROPERTY

Vicor Technologies, Inc./Non-Linear Medicine is assisted in the prosecution of its Intellectual Property by Needle & Rosenberg, P.C.,
a preeminent intellectual property law firm located in Atlanta, GA.

1.  United States number 5,709,214, Patent issued January 20, 1998

2. United States number 5,720,294, Patent issued February 24, 1998

3. United States number 7,076,288. Patent issued July 11, 2006,-

     Biological Anomalies

4. United States number 7,276,026. Patent issued October 2, 2007.

     Method and system for detecting and/or predicting cerebral disorders.

5. Patent applied for January 14, 2005. #20060183981,- Knowledge

     Determination System (Lie Detection)

6. Patent applied for September 2006, - Automated Noise Reduction

    System for Predicting Arrhythmic Deaths.

COMPETITION

The Major Direct Competitor of the Vicor
PD2i Cardiac Analyzer is Cambridge Heart
(CAMH)

  Heartwave-II Microvolt T-Wave Alternans System

  FDA Approved Product

Competitive Advantage of the
Vicor PD2i Cardiac Analyzer
(Summary)

Yes

No

Ectopy Related
Indeterminates

Yes

No

Drug Related
Indeterminates

Part of quarterly cost

$1.00

Electrode Cost

Yes

No

Physician Onsite

Yes/Slow

No/Fast

Stress Test/Patient
Flow

Yes

No

Dedicated
Equipment

$4,500 quarterly

$3,000

Up-Front Cost

T-Wave Alternans

PD2i

Rapid Clinical Adoption of PD2i Analyzer

   Large physician shareholder base (350).

   National cardiac panel members (450):

Over 90% expressed interest in the PD2i Analyzer

   PD2i Analyzer will allow for substantial cost savings.

   Identifies low-risk patients not needing an ICD.

   Identifies high-risk patients who are missed by current

     criteria.

   Provides for lower-cost care/adequate compensation.

VICOR TEAM

David Fater – President & CEO

Dr. Jerry Anchin, Ph.D. - Director of R&D

Dr. James Skinner, Ph.D. - Director of Grant R&D

Dr. Daniel N. Weiss, M.D.,F.A.C.C. - CMO

Scientific Advisory Board

Edward Wiesmeier, M.D. – Chairman SAB

Clinical Professor of Obstetrics and Gynecology and Assistant Vice Chancellor at the

        UCLA School of Medicine (Retired).

Mark E. Josephson, M.D.

Chief of Cardiology at Beth Israel Deaconness Medical Center.

Author of “Clinical Cardiac Electrophysiology”.

Scientific Advisor to over 20 companies.

Hein J. J. Wellens, M.D.

Professor & Chairman of Department of Cardiology Academisch Ziekenhuis
Maastricht.

Director of Interuniversity Cardiology Institute of the Netherlands.

Richard M. Luceri, M.D., F.A.C.C.

Director Interventional Arrhythmia Center, Holy Cross Hospital.

Clinical investigator in MADIT II Trial.

Clinical investigator & Principal Author SCD-HeFT Trial.

Jules Mitchel, Ph.D., MBA

Founder and President/CEO Target Health Inc. NYC.

Scientific Advisory Board

Robert G. Hauser, M.D., F.A.C.C., FHRS

Senior Consulting Cardiologist-Minneapolis Heart Institute

Chairman Cardiovascular Services Division at Abbott Northwestern Hospital

Chief Executive Officer of Cardiac Pacemakers, Inc –acquired by Guidant

Jonathan Kaplan, M.D., M.P.H.

Medical Director of Fidelis Care in New York

Former Medical Director for Excellus Blue Cross Blue Shield

David Chazanovitz

CEO of Alveolus, Inc.—emphasizing non-vascular stents

Former CEO of Cambridge Heart, Inc.

Edward F. Lundy,  M.D., Ph.D.

Chief of Cardiothoracic Surgery at Good Samaritan Hospital

Ph.D in Physiology with focus on altered-state physiologies
(hibernation)

Investment Highlights

Experienced Management and Scientific Team

Proprietary Technology

Large Market Demand, U.S. & Worldwide

Positive Regulatory Climate

Short Time to Product Adoption

Life Saving Technology

High Profit/High Margin Product

Platform Technology

Substantial Cost Savings to Public & Private Insurers

Bibliography

1.

James E Skinner, Jerry M Anchin, Danny Weiss.  Nonlinear analysis of the heartbeats in public patient ECGs using an automated PD2i algorithm for risk stratification of arrhythmic death.

Therapeutics and Clinical Risk Management.

2008, 4:2.2521

2.

James E

Skinner, Michael Meyer, William C. Dalsey, Brian A. Nester, George

Ramalanjaona, Brian J O’Neil, Antoinette Mangione, Carol Terregino, Daniel N Weiss,

Jerry M Anchin

,

Una Geary, Pamela Taggart.

Therapeutics and Clinical Risk

Management.

Accepted for publication.  2008.

3.

Andriy I Batchinksy, William H. Cooke, Thomas A. Kuusela, Bryan S. Jordan, Jing Jing

Wang, Leopoldo C. Cancio.  Sympathetic nerve activity and heart rate variability during severe hemorrhagic shock in sheep.

Auton. Neurosci. Basic Clin. 2007,

doi:10.1016/j.autneu.2007.03.004.

4.

Andriy I. Batchinsky, MD, Leopoldo C. Cancio, MD, Jose Salinas,

PhD, Tom Kussela, PhD, William H. Cooke, PhD, Jing Jing Wang, MS, Maria Boehme, BS,

Victor A. Convertino, PhD, and John B. Holcomb, MD.  Prehospital Lo

ss of R

-

to

-

R

Interval Complexity is Associated With Mortality in Trauma Patients.

J Trauma.

2007;63:000

-

000.

5.

Andriy I Batchinsky, MD; William H Cooke, PhD; Tom Kuusela, PhD; Leopoldo C. Cancio,

MD.  Loss of complexity characterizes the heart rate respons

e to experimental

hemorrhagic shock in swine

.  Crit Care Med 2007;35:2.

Bibliography

6.

William H. Cooke, PhD, Jose Salinas, PhD, Victor A. Convertino, PhD, David A. Ludwig,

PhD, Denise Hinds, RN, James H. Duke, MD, Fredrick A. Moore, MD, and John B.

Holcomb, MD. Heart Rate Variability and Its Association with Mortality in Prehospital

Trauma

Patients.

J Trauma. 2006;60:363

-

370.

7.

Nonlinear heart rate variability analysis may predict atrial fibrillation after coronary artery bypass grafting

.

Anesth Analg.

2006 Nov;103(5):1

109.

8.

Using heart rate variability to stratify risk of obstetric patients undergoing spinal anesthesia.

Anesth Analg.

2004; Dec;99(6):1818.

9

.   Eitan Nahshoni, M.Sc., MD, Dan Aravot,

MD, Dov Aizenberg, MD, Mauanit Sigler, MD, Gil

Zalsman, MD, Boris Strasberg, MD, Shula Imbar, Edgar Adler, M.Sc., Abraham

Weizman, MD. Heart Rate Variability in Patients With Major Depression.

Psychosomatics, 2004; 45:2.

10.

Dmitri Chamchad, MD, Valerie

A Arkoosh, MD, Jay C. Horrow, MD, MSstat, Jodie L.

Buxbaum, MD, Igor Izrailtyan, MD, Lev Nakhamchick, MS, Dirk Hoyer, PhD, and J.

Yasha Kresh, PhD. Using Heart Rate Variability to Stratify Risk of Obstetric Patients

Undergoing Spinal Anesthesia.

Aneth. A

nalg 2004;99:1818

-

1821.

Bibliography

11.

Antoinette Mangione, James E Skinner, Michael Mayer, Brian A Nester, Una Geary, Pamela Taggart,

George Ramalanjaona, Carol Terregino and William Dalsey.  Comparison of Linear and Nonlinear

Analyses of Heart Rate Variability in the Prediction of Mortalit

y in High Risk Emergency Department

Chest Pain Patients.

Academic Emergency Medicine, 2000;7:5:515.

12.

Ary L Goldberger.  Nonlinear Dynamics, Fractals, and Chaos Theory:  Implications for

Neuroautonomic Heart Rate Control in Health and Disease.

1999;

http://www.physionet.org/tutorials/ndc/

.

13.

M. Meyer, C. Marconi, G. Ferretti, R. Fiocchi, P. Cerretelli, and J.E. Skinner.  Heart rate variability in the human transplanted

heart:  Nonlinear dynamics and QT vs RR

-

QT

alterations during exercise suggest a return of neurocardiac regulation in long-term recovery.

Intergrative Psychological and Behavioral Science 1932

-

4502 (Print) 1936

-

3567 (online) Volume

31, Number 4 / October, 1996.

14.

Skinner JE.

 The role of the

central nervous system in sudden

       cardiac death: heartbeat dynamics in conscious pigs during coronary occlusion, psychologic stress and intracerebral propranolol.

Integr Physiol Behav Sci. 1994 Oct

-

Dec;29(4):355

-

61.

15.

Skinner JE, Pratt CM, Vybiral T.

A reduction in the correlation

dimension of heartbeat intervals precedes imminent ventricular fibrillation in human subjects.

Am Heart J. 1993 Mar;125(3):731

-

43.

Bibliography

16

.

Skinner JE, Carpeggiani C, Landisman CE, Fulton KW.

Correlation

        dimension of heartbeat intervals is reduced in conscious pigs by myocardial ischemia.

Circ Res. 1991 Apr;68(4):966

-

76.

17

.

Skinner JE.

  Brain control of cardiovascular dynamics.

Electroencephalogr Clin

Neurophysiol Suppl. 1991;42:270

-

83. Review.

Antoinette Mangione, James E Skinn

er,

Michael Mayer, Brian A Nester, Una Geary, Pamela Taggart, George Ramalanjaona, Carol

Terregino and William Dalsey. Comparison of Linear and Nonlinear Analyses of Heart

Rate Variability in the Prediction of Mortality in High Risk Emergency Department C

hest

Pain Patients.

Academic Emergency Medicine, 2000;7:5:515.

VICOR TECHNOLOGIES, INC.

Trading Symbol: VCRT

A Medical Diagnostic Company

Dedicated to the Commercialization

Of Break-Through

Risk Stratification Technology